SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Clifton Bancorp Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 7, 2014

Name

Address

City, State Zip Code

As part of our efforts to reduce postage and printing expenses and to conserve the environment, Clifton Bancorp Inc. has elected to provide Internet access to the proxy statement for our 2014 annual meeting of stockholders and our 2014 annual report to stockholders. The proxy statement and annual report are available at:

http://www.cfpproxy.com/7906

The annual meeting of stockholders will be held at the Venetian, 546 River Drive, Garfield, New Jersey, on August 7, 2014 at 9:00 a.m., local time. The matters to be acted on are:

1.	The election of two directors to serve for a term of three years;

2.	The ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015;

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

4.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of Clifton Bancorp Inc. recommends voting “FOR” each of the above proposals. To vote, you must have been a stockholder at the close of business on June 20, 2014.

On or about July 7, 2014, we will mail to you a proxy card that will reflect the proposals to be voted on at the annual meeting. You may vote online, by phone, by mail or in person:

•	To vote online or by phone, you will need your Stockholder Control Number which can be found in the bottom right-hand corner of this notice and the web address and/or toll-free phone number, both of which are included on the proxy card. No other personal information will be required in order to vote.

•	To vote by mail, simply cast your vote on the proxy card you will receive, sign, date and return it in the accompanying business reply envelope. You may request a paper or email copy of the proxy materials before July 24, 2014. If you do not submit such a request, you will not receive a paper or email copy of these items. You will need your Stockholder Control Number that can be found in the lower right-hand corner of this letter. Then, either:

•	Call our toll-free number, 800-951-2405; or

•	Visit our website at http://www.cfpproxy.com/7906; or

•	Send us an email at fulfillment@rtco.com and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.

•	To vote in person at the annual meeting, simply check the box on the proxy card indicating that you plan to attend the annual meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you wish to obtain directions to the annual meeting so that you can vote your shares in person, please call us at 973-473-2200. We ask that you cast your vote promptly. Thank you for your continued support!

Stockholder Control Number’